ARMOUR TACTICAL FLEX FUND A series of Cottonwood Mutual Funds Supplement dated January 20, 2015 to the Prospectus and Statement of Additional Information each dated June 30, 2014

The Board of Trustees (the “Board”) of Cottonwood Mutual Funds (the “Trust”) has approved a Plan of Liquidation (the “Plan”) relating to the Armour Tactical Flex Fund (the “Fund”), effective January 20, 2015. The Board determined that the lack of growth of the Fund, as well as the apparent inability of ArmourWealth Management, LLC, the Fund’s investment adviser (the “Adviser”), to continue to support the Fund resulted in a circumstance in which the best interests of the shareholders would be served by liquidating the Fund.

In connection with the proposed liquidation and dissolution of the Fund called for by the Plan, the Board has directed the Trust’s principal underwriter to cease offering shares of the Fund immediately as of the date of this Supplement.

It is anticipated that the Fund will liquidate on January 30, 2015. Any remaining shareholders on the date of liquidation will receive a distribution of their remaining investment value in full liquidation of the Fund. If you have questions or need assistance, please contact your financial advisor directly or the Fund toll-free at 1.877.257.4240.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of any redemption of Fund shares. If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring. If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

This Supplement, and the existing Prospectus dated June 30, 2014, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated June 30, 2014 have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund toll-free at 1.877.257.4240.